SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report                    December 10, 2003
       Date of earliest event reported   December 10, 2003


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       OKLAHOMA                     001-13343               73-1323256
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)         Identification No.)

                       2601 N.W. Expressway, Suite 1201W,
                          Oklahoma City, Oklahoma         73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-0131
              (Registrant's telephone number, including area code)

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Information To Be Included in the Report

Item 7.  Financial Statements and Exhibits.

(c) The following exhibit is filed with this Form 8-K and is identified by the number indicated:

     Exhibit
       No.                 Description
       ---                 -----------

       99         Press Release dated December 10, 2003

Item 9.  Regulation FD Disclosure.

     On December 10, 2003, Advantage Marketing Systems, Inc. announced its intent to redeem all of its outstanding 1997-A warrants, its Redeemable Common Stock Purchase Warrants and its Underwriter Warrants.

     Additional details concerning the redemptions are set forth in the News Release attached as Exhibit 99 hereto, which is incorporated herein by reference.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANTAGE MARKETING SYSTEMS, INC.


                                         By:    REGGIE COOK
                                         Name:  Reggie Cook
                                         Title: Chief Financial Officer

Date:  December 10, 2003

                                 EXHIBIT INDEX

Exhibit
  No.        Description                       Method of Filing
  ---        -----------                       ----------------

  99     Press Release dated December 10,     Filed herewith electronically
         2003